The Investment Company of America
333 South Hope Street
Los Angeles, California  90071-1406

Phone (213) 486 9200
Fax (213) 486 9455

ICA

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                              (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $1,074,604
------------------ --------------------------------
------------------ --------------------------------
Class B            $33,455
------------------ --------------------------------
------------------ --------------------------------
Class C            $22,209
------------------ --------------------------------
------------------ --------------------------------
Class F            $18,386
------------------ --------------------------------
------------------ --------------------------------
Total              $1,148,654
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $8,408
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $1,051
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $1,270
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $290
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $61
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $172
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $2,737
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $5,165
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $1,396
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $25,149
------------------ --------------------------------
------------------ --------------------------------
Total              $45,699
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.5200
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.2931
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.2737
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.4929
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.4899
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.2397
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.2430
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.3927
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.4639
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.2689
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.2805
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.3973
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.4977
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.5832
-------------------- -------------------------------------------

Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                              000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            2,109,805
------------------ ----------------------------------
------------------ ----------------------------------
Class B            120,175
------------------ ----------------------------------
------------------ ----------------------------------
Class C            87,947
------------------ ----------------------------------
------------------ ----------------------------------
Class F            39,351
------------------ ----------------------------------
------------------ ----------------------------------
Total              2,357,278
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        20,347
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        5,057
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        6,141
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        882
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        167
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          756
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          11,783
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          16,062
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          3,880
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          45,783
------------------ ----------------------------------
------------------ ----------------------------------
Total              110,858
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                 Net Asset Value
Share Class                      Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $30.75
----------------------- -------------------------
----------------------- -------------------------
Class B                 $30.64
----------------------- -------------------------
----------------------- -------------------------
Class C                 $30.59
----------------------- -------------------------
----------------------- -------------------------
Class F                 $30.72
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $30.73
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $30.67
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $30.68
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $30.68
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $30.71
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $30.67
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $30.67
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $30.71
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $30.72
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $30.75
----------------------- -------------------------